National Health Investors



Q4 2023 Supplemental

NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2023. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2023.

COVER: THE RESIDENCE AT PRESQUE ISLE BAY IS A SENIOR LIVING COMMUNITY OPERATED BY INTEGRACARE IN ERIE, PA.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



DANA HAMBLY

VP, Finance & IR

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Stifel: Stephen Manaker
Truist Securities: Michael Lewis
Wedbush: Richard Anderson
Wells Fargo: Connor Siversky

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF DECEMBER 31, 2023

106 SENIOR HOUSING

72 SKILLED NURSING

1 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties[1]	Units[1]	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	97	8,707	$1,831,917	$36,200	$135,680	53.0%
Skilled Nursing	65	8,614	557,996	20,621	82,488	32.2%
Specialty Hospital	1	64	40,500	898	3,594	1.4%
Mortgages and Other Notes Receivable						
Senior Housing	9	781	117,467	2,345	9,424	3.7%
Skilled Nursing	7	731	44,967	843	3,369	1.3%
Other			98,313	2,445	9,779	3.8%
Senior Housing Operating	15	1,733	347,394	2,888	11,551	4.5%
Total	**194**	**20,630**	**$3,038,554**	**$66,240**	**$255,885**	**100%**

[1] Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS [2]


HOSPITAL & OTHER 5%
SHOP 5%
NHC 15%
DISCOVERY 3%
LCS 4%
ENSIGN 10%
OTHER SH 16%
OTHER SNF 4%
HSM 4%
BICKFORD 13%
SLC 21%

ASSET CLASS [2]


OTHER INCOME 4%3
SHOP 5%
INDEPENDENT LIVING 3%
SENIOR LIVING CAMPUS 5%
SKILLED 34%
ASSISTED LIVING 24%
SPECIALTY HOSPITAL 1%
ENTRANCE FEE 26%

[1] Based on annualized adjusted NOI of $255.9 million in place at December 31, 2023.
[2] Other Income consists primarily of revenue from non-mortgage notes receivable.
Percentages may not add to 100% due to rounding.

Sr. Hsng. Need-Driven	28.6%	Other	3 .8%
Sr. Hsng. Discretionary	28.1%	SHOP	4.5%
SNF/Hospital	35.0%		

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	Q4 2023 NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	Q4 2023 Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI[1]
Leases									
Senior Housing - Need Driven									
Assisted Living	71	3,882	$ 15,282	$ 568	$ 14,714	$ 88	$ 14,802	$ 39,568	$ 54,370
Senior Living Campus	8	995	3,691	281	3,410	—	3,410	8,381	11,791
Total Senior Housing - Need	79	4,877	18,973	849	18,124	88	18,212	47,949	66,161
Senior Housing - Discretionary									
Independent Living	7	903	1,934	279	1,655	—	1,655	4,846	6,501
Entrance-Fee Communities	11	2,927	15,040	(80)	15,120	635	15,755	47,263	63,018
Total Senior Housing -	18	3,830	16,974	199	16,775	635	17,410	52,109	69,519
Total Senior Housing	97	8,707	35,947	1,048	34,899	723	35,622	100,058	135,680
Medical Facilities									
Skilled Nursing	65	8,614	20,399	(222)	20,621	—	20,621	61,867	82,488
Hospitals	1	64	1,022	124	898	—	898	2,696	3,594
Total Medical Facilities	66	8,678	21,421	(98)	21,519	—	21,519	64,563	86,082
Disposals and Held for Sale			578	—	578	—	578	(578)	—
Total Leases	163	17,385	$ 57,946	$ 950	$ 56,996	$ 723	$ 57,719	$ 164,043	$ 221,762
Mortgages and Other Notes									
Senior Housing - Need Driven	8	532	$ 1,817		$ 1,817	$ (65)	$ 1,752	$ 5,301	$ 7,053
Senior Housing - Discretionary	1	249	593		593	—	593	1,778	2,371
Skilled Nursing	7	731	868		868	(25)	843	2,526	3,369
Other Notes Receivable			2,444		2,444	1	2,445	7,334	9,779
Total Mortgage and Other Notes	16	1,512	$ 5,722		$ 5,722	$ (89)	$ 5,633	$ 16,939	$ 22,572
Total Real Estate Investments			$ 63,668	$ 950	$ 62,718	$ 634	$ 63,352	$ 180,982	$ 244,334

[1] *Annualized adjusted NOI excludes repayments of deferrals, asset dispositions, and assets held for sale.*

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Properties	15	15	15	15	15
Units	1,733	1,734	1,734	1,734	1,732
Occupancy	83.2%	79.0%	75.5%	75.2%	75.8%
REVPOR	$2,995	$3,010	$3,004	$2,989	$2,994
Resident fees	$12,950	$12,367	$11,793	$11,700	$11,791
Operating expenses	(9,416)	(9,428)	(9,094)	(9,215)	(9,253)
Management fees	(645)	(616)	(588)	(584)	(589)
NOI	$2,888	$2,323	$2,111	$1,901	$1,949
NOI Margin	22.3 %	18.8%	17.9 %	16.2%	16.5%
Recurring capex	$439	$722	$277	$407	$130

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
SENIORLIVING COMMUNITIES	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	21%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 23 assisted living communities with 1,181 units, five independent living communities with 475 units, three behavioral health hospitals, 34 homecare agencies, and 30 hospice agencies.	Public	SNF	15%
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	13%
ENSIGN GROUP	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	10%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
DISCOVERY Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
ENCORE Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 43 communities in five states providing the continuum of senior care including independent living, assisted living, and memory care.	Private	SH	3%
Prestige Care, Inc. Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SH/SNF	3%
WATERMARK Retirement Communities	Headquartered in Tucson, Arizona, Watermark currently manages 72 communities in 22 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	2%

[1] Based on annualized Adjusted NOI of $255.9 million for contracts in place at December 31, 2023.

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO[1]

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	89	68	1	158
3Q22 Coverage	1.20x	2.41x	2.51x	1.66x
3Q22 Occupancy	84.6%	77.1%	75.3%	80.7%
3Q23 Coverage	1.36x	2.72x	3.05x	1.91x
3Q23 Occupancy	84.3%	80.7%	77.9%	82.4%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	75	37	14	5	69	34
3Q22 Coverage	1.06x	1.03x	1.36x	1.69x	2.42x	2.03x
3Q22 Occupancy	85.4%	86.2%	83.5%	85.6%	77.1%	69.6%
3Q23 Coverage	1.31x	1.13x	1.41x	1.38x	2.74x	2.11x
3Q23 Occupancy	85.0%	86.8%	83.3%	84.1%	80.6%	72.9 %

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	38
3Q22 Coverage	2.98x	1.22x	1.10x
3Q22 Occupancy	83.2%	82.2%	84.2%
3Q23 Coverage	3.54x	1.39x	1.52x
3Q23 Occupancy	87.1%	82.1%	82.6%

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
SLC						
NICMAP Metro Markets		84.7%	85.2%	85.4%	86.0%	86.8%
Covered	6	82.6%	82.1%	81.9%	81.9%	83.7%
Non-Covered	4	84.3%	83.9%	80.6%	79.2%	79.9%
Total	10	83.2%	82.7%	81.4%	81.0%	82.4%
Bickford						
NICMAP Metro Markets		79.7%	80.0%	81.1%	81.7%	82.9%
Covered	27	83.5%	81.3%	81.5%	83.9%	85.8%
Non-Covered	12	85.2%	82.6%	83.6%	84.9%	83.4%
Total	39	83.9%	81.6%	82.0%	84.2%	85.2%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] There are no longer any significant PPP funds included in any of the coverages above. SLC operates 9 discretionary CCRC properties and one need driven assisted living community.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	6,092	2.5%
SNF	1	September 2028	2028	B	511	0.2%
						2.7%

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price

[1] *Based on Real Estate Investments adjusted NOI of $244.3 million for contracts in place at December 31, 2023.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	SH($)	SNF ($)	Other ($)	Total ($)
2024	—	—	—	—	—
2025	3	570	1,800	—	2,370
2026	35	1,503	36,434	—	37,937
2027	3	13,949	—	—	13,949
2028	12	10,595	511	—	11,106
2029	29	58,955	14,502	—	73,457
2030	4	1,615	—	—	1,615
2031	3	4,934	—	—	4,934
2032	2	720	2,490	—	3,210
Thereafter	72	42,838	26,750	3,594	73,182

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 30 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
4.5%
NOTES
8.8%
LEASE
86.7%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$74.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2015 is **15.7 years.** The total portfolio average age is **26.3 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	
Q1 2023							
Silverado Senior Living	SH	Lease	120/2	NV,MD	7.50%	$ 37,500	
Bickford Senior Living	SH	Lease	64/1	VA	8.00%	17,300	2
						$ 54,800	
Q4 2022							
Bickford Senior Living	SH	Lease	60/1	VA	8.00%	$ 17,200	3
Q2 2022							
Encore Senior Living	SH	Lease	53/1	WI	7.25%	13,300	4
						$ 30,500	
Q2 2021							
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	40,250	
Navion Senior Solutions	SH	Lease	48/1	TN	7.50%	6,600	
						$ 46,850	

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2023								
Innovation Senior Living *	SH	Mortgage Loan	60/2	FL	12.0%	$1,550	$(1,550)	—
Q3 2023								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$17,239	$(17,239)	—
Q2 2023								
KindCare Senior Living	SH	Mezzanine Loan	N/A	N/A	6.0%	$893	$(893)	—
						$19,682	$(19,682)	—
Q4 2022								
Capital Funding Group	SNF	Corporate	N/A	N/A	7.25%	$42,500	$(42,500)	—
Q1 2022								
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%	$28,525	(27,662)	863
						$71,025	$(70,162)	$863
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[5]	$50,000	$(20,255)	$29,745
Vizion-Health Brookhaven*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions	SH	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$73,600	$(43,855)	29,745
Other Loan and Development Commitments								
Encore Senior Living	SH	Construction Loan	110 / 1	WI	8.50%	$22,200	$(22,184)	$16
Watermark Retirement	EFC	Working Capital Note	493/ 2	CT	7.50%	5,000	(2,976)	2,024
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SH	Construction Loan	64/ 1	MI	9.00%	14,700	(14,700)	—
Senior Living Communities	SH	Revolving Credit	N/A	N/A	8.00%	20,000	(16,250)	3,750
Watermark Retirement	EFC	Renovation	493/ 2	CT	7.50%	6,500	(6,500)	—
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	3,500	(2,059)	1,441
Others	N/A	Various	N/A	N/A	Various	11,665	(9,575)	2,090

**Indicates new relationship*
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent deferrals due from Bickford.
[3]Acquisition was partially funded with the cancellation of a $14.0 million construction loan and a reduction of $3.0 million in rent deferrals due from Bickford.
[4]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore Senior Living.
[5]NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Balance Sheet Data					
Gross cost of real estate assets	$ 2,780,358	$ 2,776,591	$ 2,773,797	$ 2,790,615	$ 2,729,898
Total assets	2,488,480	2,499,090	2,498,495	2,533,230	2,507,424
Total liabilities	1,214,433	1,218,265	1,208,120	1,244,634	1,217,518
Total noncontrolling interests	20,095	20,714	21,407	21,107	19,681
Total stockholder's equity attributable to NHI	1,253,952	1,260,111	1,268,968	1,267,489	1,270,225
Operating Data					
Total revenue	$ 79,465	$ 80,106	$ 77,876	$ 82,388	$ 70,669
Rental revenue - GAAP	60,721	62,255	60,952	65,299	53,764
Straight-line rents	950	1,040	2,875	2,097	(5,322)
Amortization of lease incentives	723	723	766	299	78
Rental revenue - Cash	57,719	59,030	55,641	58,083	53,850
Net Operating Income	66,628	67,153	64,982	69,970	58,591
Adjusted EBITDA[1]	62,700	63,441	61,208	62,190	59,283
Funds Available for Distribution	47,347	48,170	44,586	47,739	44,712
Interest expense	14,852	15,086	14,194	14,027	12,445
General & administrative expense	4,923	4,430	4,306	5,653	4,875
Diluted common shares outstanding	43,389	43,389	43,389	43,391	43,393
NAREIT FFO per diluted common share	1.09	1.08	1.05	1.16	0.74
Normalized FFO per diluted common share	1.09	1.08	1.06	1.11	0.85
Capitalization					
Common shares outstanding at end of each period	43,410	43,410	43,410	43,389	43,389
Market value of equity at end of each period	$ $2,424,449	$ 2,229,538	$ 2,275,552	$ 2,238,005	$ 2,265,774
Total debt	1,135,051	1,144,438	1,134,815	1,176,014	1,147,511
Secured debt	76,241	76,345	76,446	76,546	76,649
Net debt	1,112,704	1,127,859	1,117,404	1,162,139	1,128,220
Total enterprise value	3,537,153	3,357,397	3,392,956	3,400,144	3,393,994
Ratios					
Interest coverage ratio	4.2x	4.2x	4.3x	4.4x	4.8x
Fixed charge coverage ratio	4.4x	4.4x	4.5x	4.6x	4.8x
Net debt to adjusted EBITDA (annualized)	4.4x	4.4x	4.6x	4.6x	4.7x
Net debt as a percentage of market capitalization	31.5%	33.6%	32.9%	34.2%	33.2%
Total Debt / Gross Assets	35.9%	36.3%	36.2%	37.2%	36.8%
Secured Debt / Gross Assets	2.4%	2.4%	2.4%	2.4%	2.5%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	82.6%	83.3%	84.9%	81.1%	105.9%
Dividends declared	$ 39,069	$ 39,069	$ 39,069	$ 39,050	$ 39,050
Normalized FFO payout ratio	82.5%	83.6%	85.3%	81.3%	105.5 %
Normalized FAD payout ratio	82.5%	81.1%	87.6%	81.8%	87.3 %
Portfolio Statistics					
Number of Properties	194	192	192	193	192

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 38.8%
UNSECURED, FIXED 54.5%
SECURED, FIXED 6.7%

FIXED CHARGE COVERAGE



5.4x
6.0x
5.5x
5.9x
4.4x
2019
2020
2021
2022
2023[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$658.0
$42.0
$485.0
$215.0
$504.0
$196.0
$435.0
$265.0
$455.0
$245.0
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

NET DEBT TO ADJUSTED EBITDA



4.7x
4.7x
4.9x
4.7x
4.4x
2019
2020
2021
2022
2023[2]

December 31, 2023 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	76,241	3.96%	6.7%	1 year
Total Secured Debt	$	76,241			
Unsecured Debt					
Fixed Rate					
Private Placement		225,000	4.28%	19.6%	2 years
Public Bonds		400,000	3.00%	34.9%	7 years
Variable Rate					
Revolving Credit Facility		245,000	6.49%	21.4%	2.25 years
Term Loan		200,000	6.69%	17.4%	1 year
Total Unsecured Debt	$	1,070,000			
Subtotal		1,146,241	4.70%	100.0%	4 years
Note Discounts		(2,278)			
Unamortized Loan Costs		(8,912)			
Total Debt	$	1,135,051			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation
[3] Weighted average

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$245,000	6.49%	Variable	Mar-26	2.3	No
Bank Term Loan (S + 125)	200,000	6.69%	Variable	Jun-25	1.4	No
$75MM Private Placement Term Loan	75,000	3.93%	Fixed	Sep-24	0.7	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	1.8	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	3.0	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	7.1	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	1.3	Yes
Fannie Mae Term Loan	16,102	4.60%	Fixed	Jul-25	1.5	Yes
Total Debt	$1,146,241					
Weighted Average Interest Rate		4.70%			3.7	

[1] *As of December 31, 2023.*
[2] *Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment as of December 31, 2023.*
[3] *Excludes optional extensions for the revolver and bank term loans.*

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$75
$75
$326
$76
$200
$50
$700
$455
$245
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Leverage ratio	<= 60%	37%	38%	38%	39%	38%	37%
Unencumbered leverage ratio	<= 60%	41%	41%	41%	43%	42%	41%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.58	4.58	4.76	5.21	5.54	6.08
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Leverage ratio	<= 60%	39%	39%	41%	41%	41%	42%
Unencumbered leverage ratio	<= 60%	43%	43%	45%	45%	45%	46%
Secured leverage ratio	<= 30%	2%	2%	3%	3%	3%	3%
Fixed charge coverage ratio	>= 2.00	4.27	4.09	4.29	4.69	5.59	4.92
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Leverage ratio	<= 60%	37%	37%	37%	39%	37%	36%
Secured leverage ratio	<= 40%	2%	2%	3%	3%	3%	3%
Debt service ratio	>= 1.50	4.90	4.34	4.39	4.66	5.72	5.64
Unencumbered asset ratio	>= 150%	277%	274%	274%	265%	275%	283%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Stable	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

PERFORMANCE

EBITDARM COVERAGE[1]

SENIOR HOUSING SKILLED NURSING TOTAL



2.5
2.0
1.5
1.0
0.5
0.0
1.17x 2.41x 1.63x
1.22x 2.47x 1.70x
1.26x 2.47x 1.75x
1.32x 2.62x 1.84x
1.36x 2.72x 1.91x
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023

[1]EBITDARM coverage is based on trailing twelve month results through the period indicated.

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.38% 0.27%
0.36% 0.28%
0.54% 0.29%
0.73% 0.45%
0.61% 0.47%
2019
2020
2021
2022
2023

FAD PAYOUT RATIO



100%
80%
60%
40%
20%
0%
81.2%
82.4%
83.2%
79.4%
83.2%
2019
2020
2021
2022
2023

RETURN ON INVESTED CAPITAL



10%
8%
6%
4%
2%
0%
8.4%
8.0%
7.3%
7.7%
7.9%
2019
2020
2021
2022
2023

TOTAL RETURN[2]

NHI Peer Average Vanguard Real Estate Index Fund ETF



1-year
2-year
3-year
4-year
5-year
14.5% 21.2% 11.8%
10.8% 14.1% (17.5)%
(2.2%) 16.7% 15.9%
(10.7)% 8.6% 10.4%
1.4% 31.0% 42.3%

[2]Through December 31,2023.

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	Q4 2023	Q4 2022
Assets		
Real estate properties		
Land	$ 180,749	$ 177,527
Buildings and improvements	2,593,696	2,549,019
Construction in progress	5,913	3,352
	2,780,358	2,729,898
Less accumulated depreciation	(673,276)	(611,688)
Real estate properties, net	2,107,082	2,118,210
Mortgage and other notes receivable, net	245,271	233,141
Cash and cash equivalents	22,347	19,291
Straight-line rent receivable	84,713	76,895
Assets held for sale, net	5,004	43,302
Other assets	24,063	16,585
Total Assets	$ 2,488,480	$ 2,507,424
Liabilities and Stockholders' Equity		
Debt	$ 1,135,051	$ 1,147,511
Accounts payable and accrued expenses	34,304	25,905
Dividends payable	39,069	39,050
Deferred income	6,009	5,052
Total Liabilities	1,214,433	1,217,518
Commitments and Contingencies	—	—
Redeemable noncontrolling interest	9,656	9,825
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 shares authorized;		
43,409,841 shares issued and outstanding	434	434
Capital in excess of par value	1,603,757	1,599,427
Retained earnings	2,466,844	2,331,190
Cumulative dividends	(2,817,083)	(2,660,826)
Total National Health Investors Stockholders' Equity	1,253,952	1,270,225
Noncontrolling interests	10,439	9,856
Total Equity	1,264,391	1,280,081
Total Liabilities and Stockholders' Equity	$ 2,488,480	$ 2,507,424

(a) The consolidated balance sheets include the following amounts related to our consolidated Variable Interest Entities (VIEs): $513.2 million and $519.8 million of Real estate properties, net; $10.9 million and $10.3 million of Cash and cash equivalents; $9.7 million and $7.1 million of Straight-line rents receivable; $9.4 million and $1.3 million of Other assets; and $4.7 million and $3.3 million of Accounts payable and accrued expenses as of December 31, 2023 and 2022, respectively.

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q4 2023		Q4 2022
Revenues		(unaudited)		(unaudited)
Rental income	$	60,721	$	53,764
Resident fees and revenues		12,950		11,791
Interest income and other		5,794		5,114
	$	79,465	$	70,669
Expenses				
Depreciation		17,112		17,303
Interest		14,852		12,445
Senior Housing operating expenses		10,062		9,842
Legal		143		300
Franchise, excise and other taxes		7		150
General and administrative		4,923		4,875
Taxes and insurance on leased properties		2,775		2,236
Loan and realty losses		(351)		21,960
		49,523		69,111
Gains on sale of real estate, net		1,221		—
Loss from equity method investment		555		—
Income before income taxes		31,718		1,558
Income tax expense		—		—
Net Income		31,718		1,558
Add: net (income) loss attributable to noncontrolling interests		327		303
Net income attributable to stockholders		32,045		1,861
Less: net (income) loss attributable to unvested restricted stock awards		(19)		—
Net income attributable to common stockholders	$	$32,026	$	1,861
Weighted average common shares outstanding:				
Basic		43,388,841		43,388,742
Diluted		43,388,841		43,392,787
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.74	$	0.04
Net income attributable to common stockholders - diluted	$	0.74	$	0.04

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q4 2023		Q4 2022
Net income attributable to common stockholders	$	32,026	$	1,861
Elimination of certain non-cash items in net income:				
Real estate depreciation		16,929		17,223
Real estate depreciation related to noncontrolling interests		(398)		(395)
Gains on sales of real estate, net		(1,221)		—
Impairments of real estate		—		13,284
NAREIT FFO attributable to common stockholders		47,336		31,973
Portfolio transition costs, net of controlling interest		—		97
Non-cash write-offs of straight-line receivable and lease incentives		—		7,950
Non-cash rental income		—		(3,000)
Normalized FFO attributable to common stockholders		47,336		37,020
Non-cash lease revenue adjustments, net		(352)		(2,518)
Non-real estate depreciation, net		166		74
Amortization of debt issuance costs and discounts, net		717		615
Adjustments related to equity method investments, net		(1,066)		(279)
Recurring capital expenditures, net		(406)		(235)
Equity method investment non-refundable entrance fees		437		322
Note receivable credit loss expense (benefit)		(351)		8,676
Non-cash share-based compensation		866		1,037
Normalized FAD attributable to common stockholders	$	47,347	$	44,712
BASIC				
Weighted average common shares outstanding		43,388,841		43,388,742
NAREIT FFO attributable to common stockholders per share	$	1.09	$	0.74
Normalized FFO attributable to common stockholders per share	$	1.09	$	0.85
DILUTED				
Weighted average common shares outstanding		43,388,841		43,392,787
NAREIT FFO attributable to common stockholders per share	$	1.09	$	0.74
Normalized FFO attributable to common stockholders per share	$	1.09	$	0.85
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	0.90
Normalized FFO payout ratio per diluted common share		82.6%		105.9%
Dividends declared	$	39,069	$	39,050
Normalized FFO payout ratio		82.5%		105.5%
Normalized FAD payout ratio		82.5%		87.3%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q4 2023		Q4 2022
ADJUSTED EBITDA RECONCILIATION				
Net income	$	31,718	$	1,558
Interest expense		14,852		12,445
Franchise, excise, and other taxes		7		150
Depreciation		17,112		17,303
NHI's share of EBITDA adjustments for unconsolidated entities		583		917
Gains on sales of real estate, net		(1,221)		—
Impairment of real estate		—		13,284
Non-cash write-off of straight-line receivable		—		7,950
Non-cash rental income		—		(3,000)
Note receivable credit loss		(351)		8,676
Adjusted EBITDA	$	62,700	$	59,283
Interest expense at contractual rates		14,164		11,847
Principal payments		104		389
Fixed Charges	$	14,268	$	12,236
Fixed Charge Coverage		4.4x		4.8x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,135,051
Less cash and cash equivalents		(22,347)
Consolidated Net Debt	$	1,112,704
Adjusted EBITDA	$	62,700
Annualizing Adjustment		188,100
Annualized impact of recent investments, disposals and payoffs		(107)
Annualized Adjusted EBITDA	$	250,693
Consolidated Net Debt to Adjusted EBITDA		4.4x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q4 2023	Q4 2022
NOI SEGMENT RECONCILIATION		
Triple-net leased rental income		
Senior Housing	$ 35,947	$ 25,998
Skilled Nursing	20,399	20,447
Hospital	1,022	1,022
Held for Sale and Disposal Revenue	578	4,061
Triple-net leased NOI	$ 57,946	$ 51,528
SHOP Resident Fees	12,950	11,791
SHOP operating expenses	(10,062)	(9,842)
SHOP NOI	2,888	1,949
Interest income and other	5,794	5,114
NOI	$ 66,628	$ 58,591
NOI TO ADJUSTED NOI RECONCILIATION		
Straight-line revenue	(950)	(2,628)
Non-cash write-off of stright-line rent receivable	—	7,950
Non-Segment/Corporate	(72)	(92)
Amortization of lease incentives	723	78
Amortization of commitment fees and discounts	(89)	(80)
Adjusted NOI	$ 66,240	$ 63,819

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q4 2023	Q4 2022
ADJUSTED NOI RECONCILIATION		
Net Income	$ 31,718	$ 1,558
Interest	14,852	12,445
Gains on sales of real estate	(1,221)	—
Gain/loss from equity method investment	(555)	—
Franchise, excise and other taxes	7	150
Legal	143	300
Loan and realty losses	(351)	21,960
General and administrative	4,923	4,875
Depreciation	17,112	17,303
Consolidated NOI	$ 66,628	$ 58,591
Non-cash write-off of straight-line rent receivable	—	7,950
Straight-line revenue	(950)	(2,628)
Amortization of lease incentives	723	78
Amortization of commitment fees and discounts	(89)	(80)
Non-segment/Corporate	(72)	(92)
Adjusted NOI	$ 66,240	$ 63,819

DISPOSITIONS

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[1]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[2]	247	6	$39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q3 2023	Chancellor Health Care	29	1	2,923					
Q4 2023	Senior Living Management	90	3	5,382					
	Total Senior Housing	3,468	44	$353,835	$39,382	$11,182	11.1%	3.2%	0.57x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2022	Helix Healthcare	24	1	19,500					
Q3 2022	National Healthcare Corporation	780	7	43,686					
	Total Hospital & MOB	1,210	12	$111,470	$12,749	NA	11.4%	NA	2.90x
	Total Completed Dispositions	4,678	56	$465,305	$52,131	NA	11.2%	NA	1.04x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Excludes $13.0 million second mortgage provided by NHI.

DEFERRALS & ABATEMENTS[1,2,7]

DEFERRALS	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ (2,500)	$ 20,500
All Others	1,232	6,087	7,944	500	1,677	(500)	82	1,758	17,021
Total	$ 4,982	24,337	$ 8,944	$ (2,000)	$ 1,677	$ (500)	$ 82	$ (742)	$ 37,521

REPAYMENTS[6]	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	CUMULATIVE
Bickford	$ —	—	$ 183	$ 200	$ 354	$ 765	$ 976	$ 2,295	$ 2,478
All Others	—	87	546	458	358	1,501	1,043	3,360	3,993
Total	$ —	87	$ 729	$ 658	$ 712	$ 2,266	$ 2,019	$ 5,655	$ 6,471

[1] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*
[2] *Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.*
[3] *Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.*
[4] *Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.*
[5] *Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance.*
[6] *Includes principal and interest repayments.*
[7] *Net deferrals (deferrals less repayments) of approximately $31.8 million include approximately $23.5 million related to tenants on the cash basis of accounting.*

NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **CareTrust REIT Inc.** **Omega Healthcare Investors Inc.**

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NATIONAL HEALTH INVESTORS

National Health Investors

Q4 2023 Supplemental